                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CONSTELLATION INSTITUTIONAL PORTFOLIOS, a business trust organized as a Delaware business Trust (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside her name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and DONALD J. WUEBBLING, and each of them, his attorneys for her and in her name, place and stead, to execute and file any amendments to the registration statement on Form N-1A and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 22nd day of February, 2007.
                                    /s/ John F. Barrett
                                    --------------------------------
                                    JOHN F. BARRETT
                                    Trustee

STATE OF OHIO         )
                      ) ss:
COUNTY OF HAMILTON    )

      On the 22nd day of February, 2007, personally appeared before me, JOHN F. BARRETT, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 22nd day of February, 2007.

                                   Jay S. Fitton
                                  -------------------------------
                                   Notary Public

                         POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CONSTELLATION INSTITUTIONAL PORTFOLIOS, a business trust organized as a Delaware business Trust (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside her name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and DONALD J. WUEBBLING, and each of them, his attorneys for her and in her name, place and stead, to execute and file any amendments to the registration statement on Form N-1A and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 22nd day of February, 2007.
                                    /s/ Richard L. Brenan
                                    --------------------------------
                                    Trustee

STATE OF OHIO         )
                      ) ss:
COUNTY OF HAMILTON    )

      On the 22nd day of February, 2007, personally appeared before me, RICHARD
L. BRENAN, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 22nd day of February, 2007.

                                   Jay S. Fitton
                                  -------------------------------
                                   Notary Public

                         POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CONSTELLATION INSTITUTIONAL PORTFOLIOS, a business trust organized as a Delaware business Trust (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside her name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and DONALD J. WUEBBLING, and each of them, his attorneys for her and in her name, place and stead, to execute and file any amendments to the registration statement on Form N-1A and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 22nd day of February, 2007.
                                    /s/ H. Jerome Lerner
                                    --------------------------------
                                    Trustee

STATE OF OHIO         )
                      ) ss:
COUNTY OF HAMILTON    )

      On the 22nd day of February, 2007, personally appeared before me, H. JEROME LERNER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 22nd day of February, 2007.

                                   Jay S. Fitton
                                  -------------------------------
                                   Notary Public

                         POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, CONSTELLATION INSTITUTIONAL PORTFOLIOS, a business trust organized as a Delaware business Trust (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside her name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and DONALD J. WUEBBLING, and each of them, his attorneys for her and in her name, place and stead, to execute and file any amendments to the registration statement on Form N-1A and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 22nd day of February, 2007.
                                    /s/ John P. Zanotti
                                    --------------------------------
                                    JOHN P. ZANOTTI
                                    Trustee

STATE OF OHIO         )
                      ) ss:
COUNTY OF HAMILTON    )

      On the 22nd day of February, 2007, personally appeared before me, JOHN P. ZANOTTI, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 22nd day of February, 2007.

                                   Jay S. Fitton
                                  -------------------------------
                                   Notary Public